UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 5, 2016

TIAA REAL ESTATE ACCOUNT

(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-210139

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information set forth below under “Item 7.01 Regulation FD Disclosure” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The TIAA Real Estate Account (the “Account” or the “Registrant”) intends to post, as soon as practicable, on the TIAA internet website, www.tiaa.org, a document containing Frequently Asked Questions, and answers thereto, concerning the Account (the “FAQ Document”). In the future and as appropriate from time to time, the Account periodically intends to update the FAQ Document as circumstances warrant.

The most recently prepared FAQ Document, containing, among other items, Account information through June 30, 2016, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01, including all information contained on TIAA-CREF’s website and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

99.1 --	TIAA Real Estate Account Frequently Asked Questions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

By:	TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

DATE: October 5, 2016	By:	/s/ F. Scott Thomas
F. Scott Thomas, Esq.
Director and Associate General Counsel